UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-5717

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation
200 Park Avenue
New York, New York 10166
(Address of principal executive offices) (Zip code)

Mark N. Jacobs, Esq.
200 Park Avenue
New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code: (212) 922-6000

Date of fiscal year end:	10/31

Date of reporting period:	10/31/06

FORM N-CSR

Item 1. Reports to Stockholders.

Dreyfus Worldwide Dollar Money Market Fund, Inc.
ANNUAL REPORT October 31, 2006

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

2	Letter from the Chairman
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses
With Those of Other Funds
7	Statement of Investments
10	Statement of Assets and Liabilities
11	Statement of Operations
12	Statement of Changes in Net Assets
13	Financial Highlights
14	Notes to Financial Statements
19	Report of Independent Registered
Public Accounting Firm
20	Important Tax Information
21	Information About the Review and Approval
of the Fund’s Management Agreement
25	Board Members Information
27	Officers of the Fund
FOR MORE INFORMATION

Back Cover

Dreyfus Worldwide Dollar Money Market Fund, Inc.

The Fund

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Worldwide Dollar Money Market Fund, Inc., covering the 12-month period from November 1, 2005, through October 31, 2006.

Although reports of slower U.S. economic growth and declining housing prices recently have raised economic concerns, we believe that neither a domestic recession nor a major shortfall in global growth is likely.A stubbornly low unemployment rate suggests that labor market conditions remain strong, and stimulative monetary policies over the last several years have left a legacy of ample financial liquidity worldwide. These and other factors should continue to support further economic expansion, but at a slower rate than we saw earlier this year.

The U.S. bond market also appears to be expecting a slower economy, as evidenced by an “inverted yield curve” at the end of October, in which yields of two-year U.S.Treasury securities were lower than the overnight federal funds rate.This anomaly may indicate that short-term interest rates have peaked, and that investors expect the Federal Reserve Board’s next move to be toward lower short-term interest rates.

For information about how the fund performed during the reporting period, as well as market perspectives, we have provided a Discussion of Fund Performance given by the fund’s portfolio manager.

Thank you for your continued confidence and support.

2

DISCUSSION OF FUND PERFORMANCE

Patricia A. Larkin, Senior Portfolio Manager

How did Dreyfus Worldwide Dollar Money Market Fund perform during the period?

For the 12-month period ended October 31, 2006, the fund produced a yield of 4.12% and, after taking into account the effects of compounding, an effective yield of 4.20% .1

What is the fund’s investment approach?

The fund seeks as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

To pursue this goal, the fund invests in a diversified portfolio of high-quality, short-term debt securities, including: securities issued or guaranteed by the U.S. government or its agencies or instrumentalities; certificates of deposit, time deposits, bankers’ acceptances and other short-term securities issued by domestic and foreign banks or their subsidiaries or branches; repurchase agreements; asset-backed securities; domestic and dollar-denominated foreign commercial paper; and other short-term corporate obligations, including those with floating or variable rates of interest; and dollar-denominated obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions or agencies. Normally, the fund invests at least 25% of its net assets in domestic or dollar-denominated foreign bank obligations.

What other factors influenced the fund’s performance?

After posting a relatively anemic annualized growth rate of 1.6% for the fourth quarter of 2005, the U.S. economy expanded at a more robust 5.6% annualized U.S. GDP growth rate in the first quarter of 2006. Low unemployment, strong consumer confidence and brisk retail sales began to rekindle investors’ inflation concerns, and the U.S.Treasury securities yield curve steepened in the spring, despite increases in the overnight federal funds rate in November, December, January and March.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

In May, hawkish comments from members of the Federal Reserve Board (the “Fed”) sparked sharp declines in U.S. Treasury security prices. In addition, the unemployment rate fell to 4.6%, stoking concerns that wage inflation might accelerate. Hence, concerned investors revised upward their interest-rate expectations, and they widely expected the Fed’s rate hike in May to 5%. Although investors also anticipated the Fed’s June 29 rate hike to 5.25%, the outlook for future action became cloudier amid worries that the Fed might become too aggressive, possibly triggering a recession.

Investors’ economic concerns were compounded when it later was announced that U.S. GDP expanded at a more moderate 2.6% annualized rate during the second quarter. Indeed, the U.S. economy appeared to slow further over the summer, when housing markets softened and employment gains moderated.The Fed cited a slower economy when it left short-term interest rates unchanged at 5.25% at its meeting on August 8, the first pause after more than two years of steady rate hikes.

The softening of the housing market became more pronounced in September, and the Fed again left overnight interest rates unchanged. While core inflation data remained elevated, the Fed indicated that it expected those pressures to moderate as the economy slowed. In fact, oil prices tumbled to around $60 per barrel, helping to put a lid on one of the main drivers of the market’s inflation fears. At the same time, a decline in the unemployment rate to 4.6% helped to reassure investors that the economy probably was headed for a soft landing.

As was widely expected, the Fed continued to hold overnight interest rates steady at its meeting on October 25. Still, Fed members indicated that the risk of higher inflation was greater than the risk of a pronounced economic downturn, and further policy firming might be needed if inflation remains above the Fed’s comfort zone. The Fed’s concerns appeared to be warranted when an employment report released in early November showed a drop in the unemployment rate to a five-year low of 4.4% .

4

Early in the reporting period, as short-term interest rates rose, we maintained the fund’s weighted average maturity in a range we considered shorter than industry averages. After the Fed paused in its tightening campaign in August, we increased the fund’s weighted average maturity to the neutral range. However, with yield differences along the money market yield curve near historically narrow levels, it currently makes little sense to us to establish an even longer maturity position.

What is the fund’s current strategy?

Fed members may be comfortable with interest rates for now, but they stand ready to change monetary policy as conditions warrant. Therefore, after a multi-year period in which Fed actions were predictable, we have entered a more uncertain time, in which every piece of economic data is likely to be scrutinized for its possible impact on monetary policy. In our view, however, it will not be a single economic release that triggers the next move by the Fed. Rather, we believe it will be a series of numbers that convinces policy-makers that interest rates need to be adjusted. As a result, we believe that today’s relatively high level of uncertainty is likely to last for some time, making a relatively cautious investment posture prudent until economic conditions and Fed policy become clearer.

November 15, 2006
An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.
[1]	Effective yield is based upon dividends declared daily and reinvested monthly. Past performance is no guarantee of future results.Yields fluctuate.Yields provided reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an undertaking in effect that may be extended, terminated or modified at any time. Had these expenses not been absorbed, the fund’s yield and effective yield would have been 4.05% and 4.13%, respectively.

The Fund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Worldwide Dollar Money Market Fund, Inc. from May 1, 2006 to October 31, 2006. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment assuming actual returns for the six months ended October 31, 2006

Expenses paid per $1,000+	$ 3.82
Ending value (after expenses)	$1,023.20

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended October 31, 2006

Expenses paid per $1,000+	$ 3.82
Ending value (after expenses)	$1,021.42

† Expenses are equal to the fund’s annualized expense ratio of .75%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

6

STATEMENT OF INVESTMENTS October 31, 2006
	Principal
Negotiable Bank Certificates of Deposit—18.5%	Amount ($)	Value ($)

Banco Bilbao Vizcaya Argentaria, S.A. (Yankee)
5.34%, 11/30/06	10,000,000	10,000,000
Bank of America N.A.
5.32%, 3/21/07	30,000,000 [a]	30,000,000
HBOS PLC (London)
5.34%, 12/5/06	20,000,000	20,000,000
Natexis Banques Populaires (Yankee)
5.34%, 11/30/06	30,000,000	30,000,000
Societe Generale (London)
5.32%, 2/5/07	30,000,000	30,004,985
Wilmington Trust Co., DE
5.40%, 3/19/07	10,000,000	10,000,000
Total Negotiable Bank Certificates of Deposit
(cost $130,004,985)		130,004,985

Commercial Paper—70.7%

ASB Bank Ltd.
5.33%, 1/26/07	23,600,000	23,304,580
Atlantis One Funding Corp.
5.35%, 11/30/06	30,000,000 [b]	29,872,521
Beethoven Funding Corp.
5.33%, 12/14/06	25,000,000 [b]	24,842,035
Beta Finance Inc.
5.44%, 11/3/06	24,500,000 [b]	24,492,704
Caisse des Depots et Consignations
5.34%, 12/1/06	30,000,000	29,868,250
CC (USA) Inc.
5.35%, 11/29/06	30,000,000 [b]	29,876,800
CHARTA LLC
5.33%, 12/5/06	30,000,000 [b]	29,850,967
CRC Funding LLC
5.33%, 12/5/06	26,000,000 [b]	25,870,838
Crown Point Capital Co. LLC
5.31%, 1/4/07	25,000,000 [b]	24,767,111

The Fund 7

STATEMENT OF INVESTMENTS (continued)
	Principal
Commercial Paper (continued)	Amount ($)	Value ($)

Cullinan Finance Ltd.
5.38%, 3/13/07	30,000,000 [b]	29,423,600
Deutsche Bank Financial LLC
5.30%, 11/1/06	25,000,000	25,000,000
FCAR Owner Trust, Ser. I
5.38%, 3/14/07	10,000,000	9,806,411
FCAR Owner Trust, Ser. II
5.36%, 12/7/06	19,000,000	18,899,490
Gemini Securitization Corp., LLC
5.44%, 11/2/06	25,000,000 [b]	24,996,278
Govco Inc.
5.35%, 11/22/06	31,100,000 [b]	31,004,212
Harrier Finance Funding Ltd.
5.35%, 11/13/06	19,000,000 [b]	18,966,560
Nationwide Building Society
5.33%, 12/8/06	25,000,000	24,864,847
Prudential Funding LLC
5.29%, 11/1/06	20,000,000	20,000,000
Times Square Funding LLC
5.30%, 11/17/06	25,000,000 [b]	24,941,389
UBS Finance Delaware LLC
5.28%, 11/1/06	25,000,000	25,000,000
Total Commercial Paper
(cost $495,648,593)		495,648,593

Corporate Notes—7.9%

Links Finance LLC
5.33%, 10/25/07	25,000,000 [a,b]	24,997,548
Westpac Banking Corp.
5.29%, 11/16/06	30,000,000 [a]	30,000,000
Total Corporate Notes
(cost $54,997,548)		54,997,548

8

	Principal
Time Deposits—2.5%	Amount ($)	Value ($)

State Street Bank and Trust Co., Boston, MA (Grand Cayman)
5.31%, 11/1/06
(cost $17,200,000)	17,200,000	17,200,000

Total Investments (cost $697,851,126)	99.6%	697,851,126
Cash and Receivables (Net)	.4%	2,657,643
Net Assets	100.0%	700,508,769

[a] Variable rate security—interest rate subject to periodic change.
[b] Securities exempt from registration under Rule 144A of the Securities Act of 1933.These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2006, these securities amounted to $343,902,563 or 49.1% of net assets.

Portfolio Summary (Unaudited) †

	Value (%)		Value (%)

Banking	52.2	Asset-Backed/Single Seller	4.1
Asset-Backed/Multi-Seller Programs	18.6	Asset-Backed/Certificates	3.6
Asset-Backed/Structured		Insurance	2.9
Investment Vehicles	18.2		99.6

† Based on net assets.
See notes to financial statements.

The Fund 9

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2006

	Cost	Value

Assets ($):
Investments in securities—See Statement of Investments	697,851,126	697,851,126
Cash		2,504,948
Interest receivable		1,426,640
Prepaid expenses		37,873
		701,820,587

Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 2(b)		389,671
Payable for shares of Common Stock redeemed		693,308
Accrued expenses		228,839
		1,311,818

Net Assets ($)		700,508,769

Composition of Net Assets ($):
Paid-in capital		700,509,104
Accumulated net realized gain (loss) on investments		(335)

Net Assets ($)		700,508,769

Shares Outstanding
(25 billion shares of $.001 par value Common Stock authorized)		700,509,104
Net Asset Value, offering and redemption price per share ($)		1.00

See notes to financial statements.
10

STATEMENT OF OPERATIONS Year Ended October 31, 2006
Investment Income ($):
Interest Income	35,262,859
Expenses:
Management fee—Note 2(a)	3,622,056
Shareholder servicing costs—Note 2(b)	2,047,920
Custodian fees	96,272
Professional fees	69,018
Registration fees	43,979
Prospectus and shareholders’ reports	41,868
Directors’ fees and expenses—Note 2(c)	17,593
Miscellaneous	22,872
Total Expenses	5,961,578
Less—reduction in management fee
due to undertaking—Note 2(a)	(528,494)
Less—reduction in custody fees due to
earnings credits—Note 1(b)	(3,228)
Net Expenses	5,429,856
Investment Income-Net, representing net increase
in net Assets resulting from operations	29,833,003

See notes to financial statements.

The Fund 11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,

	2006	2005

Operations ($):
Investment income—net, representing net
increase in net assets resulting from operations	29,833,003	16,497,150

Dividends to Shareholders from ($):
Investment income—net	(29,833,003)	(16,546,383)

Capital Stock Transactions ($1.00 per share):
Net proceeds from shares sold	465,077,625	467,643,208
Dividends reinvested	28,922,295	15,998,810
Cost of shares redeemed	(533,456,157)	(594,646,587)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(39,456,237)	(111,004,569)
Total Increase (Decrease) in Net Assets	(39,456,237)	(111,053,802)

Net Assets ($):
Beginning of Period	739,965,006	851,018,808
End of Period	700,508,769	739,965,006

See notes to financial statements.
12

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended October 31,

	2006	2005	2004	2003	2002

Per Share Data ($):
Net asset value, beginning of period	1.00	1.00	1.00	1.00	1.00
Investment Operations:
Investment income—net	.041	.021	.005	.006	.016
Distributions:
Dividends from investment income—net	(.041)	(.021)	(.005)	(.006)	(.016)
Net asset value, end of period	1.00	1.00	1.00	1.00	1.00

Total Return (%)	4.20	2.14	.50	.62	1.62

Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	.82	.84	.85	.82	.82
Ratio of net expenses
to average net assets	.75	.75	.75	.75	.75
Ratio of net investment income
to average net assets	4.12	2.08	.49	.62	1.63

Net Assets, end of period ($ x 1,000)	700,509	739,965	851,019	967,440	1,147,581

See notes to financial statements.

The Fund 13

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Worldwide Dollar Money Market Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.The Dreyfus Corporation (the “Manager” or “Dreyfus”) serves as the fund’s investment adviser.The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of the Mellon Financial Corporation. Dreyfus Service Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

It is the fund’s policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund’s financial statements are prepared in accordance with U.S. generally accepted accounting principles, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at amortized cost in accordance with Rule 2a-7 of the Act, which has been determined by the Board of Directors to represent the fair value of the fund’s investments.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”).

14

FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements.The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for accretion of discount and amortization of premium on investments is earned from settlement date and recognized on the accrual basis. Cost of investments represents amortized cost.

The fund has an arrangement with the custodian bank whereby the fund receives earnings credits from the custodian when positive cash balances are maintained, which are used to offset custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Manager, subject to the seller’s agreement to repurchase and the fund’s agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the fund’s custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

The Fund 15

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority.Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management does not believe that the application of this standard will have a material impact on the financial statements of the fund.

At October 31, 2006, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The accumulated capital loss carryover of $335 is available to be applied against future net securities profits, if any, realized subsequent to October 31, 2006. If not applied, $208 of the carryover expires in fiscal 2008 and $127 expires in fiscal 2011.

16

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2006 and October 31, 2005, were all ordinary income.

At October 31, 2006, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 2—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly.The Manager had undertaken from November 1, 2005 through October 31, 2006 to reduce the management fee paid by the fund, if the fund’s aggregate expenses, exclusive of taxes, brokerage fees, interest on borrowings and extraordinary expenses, exceed an annual rate of .75% of the value of the fund’s average daily net assets.The reduction in management fee, pursuant to the undertaking, amounted to $528,494 during the period ended October 31, 2006.

(b) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25% of the value of the fund’s average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended October 31, 2006, the fund was charged $1,074,646 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund.

The Fund 17

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2006, the fund was charged $728,633 pursuant to the transfer agency agreement.

During the period ended October 31, 2006, the fund was charged $4,164 for services performed by the Chief Compliance Officer.

The components of Due to the Dreyfus Corporation and affiliates consist of: management fees $295,020, chief compliance officer fees $1,363 and transfer agency per account fees $124,000 which are offset against an expense reimbursement currently in effect in the amount of $30,712.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

18

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors of

Dreyfus Worldwide Dollar Money Market Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Worldwide Dollar Money Market Fund, Inc., including the statement of investments, as of October 31, 2006, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting.Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances,but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31,2006 by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Worldwide Dollar Money Market Fund, Inc. at October 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York December 11, 2006

The Fund 19

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund hereby designates 89.23% of ordinary income dividends paid during the fiscal year ended October 31, 2006 as qualifying interest related dividends.

20

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on July 11 and 12, 2006, the Board considered the re-approval for an annual period (through August 31, 2007) of the fund’s Management Agreement with Dreyfus, pursuant to which Dreyfus provides the fund with investment advisory and administrative services. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus.

Analysis of Nature, Extent and Quality of Services Provided to the Fund. The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the distribution channels for the fund as well as the diversity of distribution among the funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed the fund’s performance and placed significant emphasis on comparisons to a group of retail no-load money market funds (the “Performance Group”) and to

The Fund 21

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

22

a larger universe of funds, consisting of all retail money market funds (the “Performance Universe”) selected and provided by Lipper, Inc., an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below). The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above median and variously in the second or third quintiles of the Performance Group and the Performance Universe for the comparison periods ended May 31, 2006.

The Board members also discussed the fund’s management fee and expense ratio and reviewed the range of management fees and expense ratios of a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper. The Board members noted that the fund’s management fee was higher than the Expense Group and Expense Universe medians and that the fund’s expense ratio was lower than the Expense Group median and higher than the Expense Universe median; the Board members noted that the fund’s expense ratio was lower due to the undertaking by Dreyfus to waive fees and reimburse expenses to limit the fund’s expense ratio.

Representatives of Dreyfus reviewed with the Board members the advisory fees paid by mutual funds managed by Dreyfus or its affiliates with similar investment objectives, policies and strategies, and included within the fund’s Lipper category (the “Similar Funds”). There were no other accounts with similar investment objectives, policies and strategies as the fund managed by Dreyfus or its affiliates. The Board members considered the relevance of the fee information provided for the Similar Funds to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit.The Board considered information, previously provided and discussed, prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex. The Board members also considered that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reason-able.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members evaluated the profitability analysis in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund investors.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted that there were no soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on increasing assets and that, if a fund’s assets had been decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within ranges determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.The Board also noted the fee waiver and expense reimbursement arrangement and its effect on Dreyfus’ profitability.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

The Fund 23

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board concluded that the nature, extent and quality of the ser- vices provided by Dreyfus are adequate and appropriate.
  The Board was generally satisfied with the fund’s relative performance.
  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the services provided, comparative perfor- mance, expense and advisory fee information, including Dreyfus’ undertaking to limit the fund’s expense ratio (which reduced the expense ratio of the fund), costs of the services provided and profits to be realized and benefits derived or to be derived by Dreyfus from its relationship with the fund.
  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that re-approval of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

24

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (63) Chairman of the Board (1995)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  The Muscular Dystrophy Association, Director
  Century Business Services, Inc., a provider of outsourcing functions for small and medium size companies, Director
  The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director
  Sunair Services Corporation, engaging in the design, manufacture and sale of high frequency systems for long-range voice and data communications, as well as providing certain outdoor-related services to homes and businesses, Director

No. of Portfolios for which Board Member Serves: 189

———————

Clifford L. Alexander, Jr. (73) Board Member (2003)

Principal Occupation During Past 5 Years:
  President of Alexander & Associates, Inc., a management consulting firm (January 1981-present)
  Chairman of the Board of Moody’s Corporation (October 2000-October 2003)

Other Board Memberships and Affiliations:

• Mutual of America Life Insurance Company, Director

No. of Portfolios for which Board Member Serves: 60

———————

Lucy Wilson Benson (79) Board Member (1989)

Principal Occupation During Past 5 Years:

• President of Benson and Associates, consultants to business and government (1980-present)

Other Board Memberships and Affiliations:
  The International Executive Services Corps., Director Emeritus
  Citizens Network for Foreign Affairs,Vice Chairperson
  Council on Foreign Relations, Member
  Lafayette College Board of Trustees,Trustee Emeritus
  Atlantic Council of the U.S., Director
No. of Portfolios for which Board Member Serves: 37

The Fund 25

BOARD MEMBERS INFORMATION (Unaudited) (continued)

David W. Burke (70) Board Member (1994)
Principal Occupation During Past 5 Years: • Corporate Director and Trustee
Other Board Memberships and Affiliations:
  John F. Kennedy Library Foundation, Director
  U.S.S. Constitution Museum, Director

No. of Portfolios for which Board Member Serves: 80

———————
Whitney I. Gerard (72) Board Member (1989)
Principal Occupation During Past 5 Years: • Partner of Chadbourne & Parke LLP

No. of Portfolios for which Board Member Serves: 35

———————
George L. Perry (72) Board Member (1989)

Principal Occupation During Past 5 Years:

• Economist and Senior Fellow at Brookings Institution

No. of Portfolios for which Board Member Serves: 35

———————

Once elected all Board Members serve for an indefinite term.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-554-4611.

Arthur A. Hartman, Emeritus Board Member

26

OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, President since	JOSEPH M. CHIOFFI, Vice President and
March 2000.	Assistant Secretary since August 2005.
Chairman of the Board and Chief Executive	Associate General Counsel of the Manager,
Officer of the Manager, and an officer of 90	and an officer of 91 investment companies
investment companies (comprised of 189	(comprised of 205 portfolios) managed by the
portfolios) managed by the Manager. Mr.	Manager. He is 44 years old and has been an
Canter also is a Board member and, where	employee of the Manager since June 2000.

applicable, an Executive Committee Member	JANETTE E. FARRAGHER, Vice President
of the other investment management	and Assistant Secretary since
subsidiaries of Mellon Financial Corporation,	August 2005.
each of which is an affiliate of the Manager.
He is 61 years old and has been an employee	Associate General Counsel of the Manager,
of the Manager since May 1995.	and an officer of 91 investment companies
(comprised of 205 portfolios) managed by the
MARK N. JACOBS, Vice President since	Manager. She is 43 years old and has been an
March 2000.	employee of the Manager since February 1984.

Executive Vice President, Secretary and	JOHN B. HAMMALIAN, Vice President and
General Counsel of the Manager, and an	Assistant Secretary since August 2005.
officer of 91 investment companies (comprised
of 205 portfolios) managed by the Manager.	Associate General Counsel of the Manager,
He is 60 years old and has been an employee	and an officer of 91 investment companies
of the Manager since June 1977.	(comprised of 205 portfolios) managed by the
Manager. He is 43 years old and has been an
MICHAEL A. ROSENBERG, Vice President	employee of the Manager since February 1991.
and Secretary since August 2005.
ROBERT R. MULLERY, Vice President and
Associate General Counsel of the Manager,	Assistant Secretary since August 2005.
and an officer of 91 investment companies
(comprised of 205 portfolios) managed by the	Associate General Counsel of the Manager,
Manager. He is 46 years old and has been an	and an officer of 91 investment companies
employee of the Manager since October 1991.	(comprised of 205 portfolios) managed by the
Manager. He is 54 years old and has been an
JAMES BITETTO, Vice President and	employee of the Manager since May 1986.
Assistant Secretary since August 2005.
JEFF PRUSNOFSKY, Vice President and
Associate General Counsel and Assistant	Assistant Secretary since August 2005.
Secretary of the Manager, and an officer of 91
investment companies (comprised of 205	Associate General Counsel of the Manager,
portfolios) managed by the Manager. He is 40	and an officer of 91 investment companies
years old and has been an employee of the	(comprised of 205 portfolios) managed by the
Manager since December 1996.	Manager. He is 41 years old and has been an
employee of the Manager since October 1990.
JONI LACKS CHARATAN, Vice President
and Assistant Secretary since	JAMES WINDELS, Treasurer since
August 2005.	November 2001.
Associate General Counsel of the Manager,	Director – Mutual Fund Accounting of the
and an officer of 91 investment companies	Manager, and an officer of 91 investment
(comprised of 205 portfolios) managed by the	companies (comprised of 205 portfolios)
Manager. She is 50 years old and has been an	managed by the Manager. He is 48 years old
employee of the Manager since October 1988.	and has been an employee of the Manager
since April 1985.

The Fund 27

OFFICERS OF THE FUND (Unaudited) (continued)

ERIK D. NAVILOFF, Assistant Treasurer	JOSEPH W. CONNOLLY, Chief Compliance
since August 2005.	Officer since October 2004.
Senior Accounting Manager – Taxable Fixed	Chief Compliance Officer of the Manager and
Income Funds of the Manager, and an officer	The Dreyfus Family of Funds (91 investment
of 91 investment companies (comprised of 205	companies, comprised of 205 portfolios). From
portfolios) managed by the Manager. He is 38	November 2001 through March 2004, Mr.
years old and has been an employee of the	Connolly was first Vice-President, Mutual
Manager since November 1992.	Fund Servicing for Mellon Global Securities

ROBERT ROBOL, Assistant Treasurer	Services. In that capacity, Mr. Connolly was
since August 2003.	responsible for managing Mellon’s Custody,
Fund Accounting and Fund Administration
Senior Accounting Manager – Money Market	services to third-party mutual fund clients. He
and Municipal Bond Funds of the Manager,	is 49 years old and has served in various
and an officer of 91 investment companies	capacities with the Manager since 1980,
(comprised of 205 portfolios) managed by the	including manager of the firm’s Fund
Manager. He is 42 years old and has been an	Accounting Department from 1997 through
employee of the Manager since October 1988.	October 2001.

ROBERT SVAGNA, Assistant Treasurer	WILLIAM GERMENIS, Anti-Money
since August 2005.	Laundering Compliance Officer since
Senior Accounting Manager – Equity Funds of	August 2002.
the Manager, and an officer of 91 investment	Vice President and Anti-Money Laundering
companies (comprised of 205 portfolios)	Compliance Officer of the Distributor, and the
managed by the Manager. He is 39 years old	Anti-Money Laundering Compliance Officer
and has been an employee of the Manager	of 87 investment companies (comprised of 201
since November 1990.	portfolios) managed by the Manager. He is 36
GAVIN C. REILLY, Assistant Treasurer	years old and has been an employee of the
since December 2005.	Distributor since October 1998.
Tax Manager of the Investment Accounting
and Support Department of the Manager, and
an officer of 91 investment companies
(comprised of 205 portfolios) managed by the
Manager. He is 38 years old and has been an
employee of the Manager since April 1991.

28

For More	Information

Dreyfus Worldwide Dollar	Transfer Agent &
Money Market Fund, Inc.	Dividend Disbursing Agent
200 Park Avenue
Dreyfus Transfer, Inc.
New York, NY 10166
200 Park Avenue
Manager	New York, NY 10166
The Dreyfus Corporation	Distributor
200 Park Avenue
Dreyfus Service Corporation
New York, NY 10166
200 Park Avenue
Custodian	New York, NY 10166
The Bank of New York
One Wall Street
New York, NY 10286

Telephone 1-800-645-6561

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

Information regarding how the fund voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006, is available on the SEC’s website at http://www.sec.gov and without charge, upon request, by calling 1-800-645-6561.

© 2006 Dreyfus Service Corporation

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $40,293 in 2005 and $42,208 in 2006.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $0 in 2005 and $0 in 2006.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Note: For the second paragraph in each of (b) through (d) of this Item 4, certain of such services were not pre-approved prior to May 6, 2003, when such services were required to be pre-approved. On and after May 6, 2003, 100% of all services provided by the Auditor were pre-approved as required. For comparative purposes, the fees shown assume that all such services were pre-approved, including services that were not pre-approved prior to the compliance date of the pre-approval requirement.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning ("Tax Services") were $2,984 in 2005 and $3,301 in 2006. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $1,955 in 2005 and $3,889 in 2006. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee were $0 in 2005 and $0 in 2006.

Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $755,822 in 2005 and $436,321 in 2006.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 6. Schedule of Investments.
Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable. [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]
Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and
Affiliated Purchasers.
Not applicable. [CLOSED-END FUNDS ONLY]
Item 10. Submission of Matters to a Vote of Security Holders.

The Registrant has a Nominating Committee (the "Committee"), which is responsible for selecting and nominating persons for election or appointment by the Registrant's Board as Board members. The

Committee has adopted a Nominating Committee Charter (the "Charter"). Pursuant to the Charter, the Committee will consider recommendations for nominees from shareholders submitted to the Secretary of the Registrant, c/o The Dreyfus Corporation Legal Department, 200 Park Avenue, 8th Floor East, New York, New York 10166. A nomination submission must include information regarding the recommended nominee as specified in the Charter. This information includes all information relating to a recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Board members, as well as information sufficient to evaluate the factors to be considered by the Committee, including character and integrity, business and professional experience, and whether the person has the ability to apply sound and independent business judgment and would act in the interests of the Registrant and its shareholders.

Nomination submissions are required to be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Committee.

Item 11. Controls and Procedures.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics referred to in Item 2.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a)
under the Investment Company Act of 1940.
(a)(3) Not applicable.
(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b)
under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS WORLDWIDE DOLLAR MONEY MARKET FUND, INC.

By:	/s/ Stephen E. Canter

Stephen E. Canter
President
Date:	December 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen E. Canter

Stephen E. Canter
Chief Executive Officer
Date:	December 28, 2006

By:	/s/ James Windels

James Windels
Chief Financial Officer
Date:	December 28, 2006

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.
(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-
2(a) under the Investment Company Act of 1940. (EX-99.CERT)
(b) Certification of principal executive and principal financial officers as required by Rule 30a-
2(b) under the Investment Company Act of 1940. (EX-99.906CERT)